Corporate Presentation

Winter 2019

NASDAQ: BSGM

Disclaimer

This presentation contains forward-looking statements including statements that address activities, events or developments that BioSig expects, believes or anticipates will or may occur in the future, such as predictions of financial performance, approvals and launches by BioSig of new products, market acceptance of BioSig's products, market and procedure projections, financing plans, and related documents. Forward-looking statements are based on BioSig's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond BioSig's control.

These risks and uncertainties include the timing of approvals for BioSig products, rate and degree of market acceptance of products, BioSig's ability to develop and market new and enhanced products, the timing of and ability to obtain and maintain regulatory clearances and approvals for its products and the impact of failure to obtain such clearances and approvals on its ability to promote its products and train doctors and operators in the use of its products, the timing of and ability to obtain reimbursement if required of procedures utilizing BioSig's products and the potential impact of current healthcare reform initiatives thereon, competition from existing and new products and procedures or BioSig's ability to effectively react to other risks and uncertainties described from time to time in BioSig's SEC filings, such as fluctuation of financial results, reliance on third party manufacturers and suppliers, litigation or other proceedings, government regulation, negative publicity, current worldwide economic conditions and share price volatility.

BioSig does not guarantee any forward-looking statements, and actual results may differ materially from those projected. Unless required by law, BioSig undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

BioSig Technologies at a Glance


BioSig
technologies

- First successful commercial use of PURE EP™ achieved
- FDA product clearance achieved; CE mark expected in 2019
- Listed on the Nasdaq Capital Market
- World-class management, board, advisors
- IP expertise from Sherpa Technology Group, Sterne Kessler
- 10-year strategic collaboration with Mayo Clinic
- Targeting $4.6B+ EP Market, growing at 10% p.a.
- Pioneering the new field of bioelectronic medicine

Arrhythmia: A Challenging, Costly Disease

One-quarter of Americans will get irregular heartbeat

Atrial Fibrillation

Affects **33.5M** people…



…and between **2.7M** and **6.1M** in the U.S.

Contributes to **750,000** hospitalizations each year

Increases the risk of stroke **4-5x**

Ventricular Tachycardia

Much rarer, but responsible for most sudden cardiac deaths in the U.S.,

~300,000 per year



Individuals with VT almost always have **symptoms of heart failure**

Estimated annual health care costs per AFib patient: $15,000-25,000

Sources: Worldwide Epidemiology of Atrial Fibrillation in the journal Circulation, 2013; CDC Fact Sheet on Atrial Fibrillation; American Heart Association; Ventricular Tachycardia in Medscape, December 2017; "Healthcare Costs Drop Sharply after Successful Ablation," Marlene Busko, Medscape, May 4, 2016

https://www.chron.com/news/health/article/One-quarter-of-Americans-will-get-irregular-1959800.php

Our First FDA-Approved Product: PURE EP™ System


BioSig
technologies

First Successful Commercial Use of PURE EP™



BioSig
technologies

"With the use of the PURE EP™ System I was able to identify cardiac signals which were previously undetectable to me.

I believe that the PURE EP™ System could change diagnostic and treatment strategies of arrhythmias, leading to more successful outcomes."

Andrea Natale, M.D., F.A.C.C., F.H.R.S., F.E.S.C., Executive Medical Director, Texas Cardiac Arrhythmia Institute at St. David's Medical Center in Austin, TX.

February 20, 2019

PURE EP™ Value Proposition

Potential benefits of PURE EP™

- Improves signal clarity, reduces "noise"
- May allow surgeons to work more quickly and more accurately
- May reduce likelihood/need for repeat procedure
- Therefore, a better option for patients, physicians, and payors


ABLd
ABLd PURE

CURRENT

PURE EP™

Source: Nationwide independent product assessment study conducted in 2017 by Health Research International

Signal Clarity Paramount to Ablation Success



FDA head for EP, speaking at HRS 2017 on the need for technological innovations in catheter ablation

- The growing burden of AF has far-reaching public health implications.
- Catheter ablation is being widely performed for the treatment of symptomatic drug refractory AF. However, the outcomes of AF ablation are still suboptimal.
- Technological innovations are warranted to improve safety, effectiveness and procedural efficiency.

www.fda.gov

PURE EP™ Developed Through Collaboration with Leading Centers of Excellence

2011
Concept developed with Texas Cardiac Arrhythmia Institute
TEXAS CARDIAC ARRHYTHMIA

2013
Proof of concept test completed at UCLA
UCLA Health

2014
Prototype test with UCLA
UCLA Health

2014
Initial pre-clinical planning at Mayo Clinic
MAYO CLINIC

2015
First pre-clinical trials at Mayo Clinic
MAYO CLINIC

2016
Advanced research at Mayo Clinic, trials at Mount Sinai
Mount Sinai

2016
Technology development partnership with Minnetronix
MINNETRONIX® THINKING MEDICAL SYSTEMS®

2017
Strategic collaboration with Mayo Clinic, first beta units, pre-FDA testing
MAYO CLINIC

2018
FDA 510(k) clearance
FDA

2019
First-In-Human Studies and targeted commercial release
TEXAS CARDIAC ARRHYTHMIA
MAYO CLINIC

Market and Business Model

Market

- Global Electrophysiology (EP) market to reach $8.2B by 2022; registering a CAGR of 13.4% from 2016-2022.
- The Company also operates within the rapidly emerging field of bioelectronic medicine, estimated at $3.75 billion in 2017 with projected annual growth of 14.2%.

Business Model

- BioSig's PURE EP™ System is sold as a hardware and software solution.
- The client purchases the hardware and the software.
- The client will have opportunities to purchase additional, advanced software features.

Sources: 2017 sales estimates from *Emerging Bioelectronic Medicine & Neurostimulation Technologies: Growing & Disrupting Medical Device Markets*, Health Research International, February 2018; EP device growth forecast from *Electrophysiology Market by Devices Analysis*, Market Research Engine, July 2017; cardiac ablations growth forecast from *Global Opportunities in Medical Devices & Diagnostics*, Health Research International, 2016.

Path to Commercialization

2019

First installations at TCAI, Mayo Clinic for First-in-Human data

Create clinical trial registry; develop clinical trial protocol

Introduce PURE EP™ System to medical centers nationwide

Collect first revenues

CE mark in Europe

2020

Publish trial results

Expand PURE EP™ System

Accelerate commercial product in U.S. and internationally

Develop further IP

2021

Advance R&D, IP in bioelectronic medicine

Expand product pipeline

TEXAS CARDIAC ARRHYTHMIA

MAYO CLINIC

Looking Beyond Arrhythmia

"Signal recording and processing is an integral part of various mapping techniques in fields other than cardiology. We hope to apply the expanded hardware configurations of the [PURE EP™] system for mapping and recording signals in fields like neurology and ophthalmology, in order to better be able to characterize regional electrical activity."

—Authors of "Initial Experience with the BioSig PURE EP™ Signal Recording System: An Animal Laboratory Experience," *The Journal of Innovations in Cardiac Rhythm Management*, April 2017

OUR VISION

Leader in Bioelectronic Medicine

A rapidly growing field of healthcare
that explores how targeted electrical signals
can harness the body's natural mechanisms
to diagnose and treat a range of diseases

Big Players Starting to Take Note

Tech giants exploring healthcare space

Google

amazon

Medical device giants making investments

Johnson & Johnson

Medtronic

Boston Scientific
Advancing science for life™

PHILIPS

Abbott

Successful IPOs, some with big-name funders

inspire
UPPER AIRWAY STIMULATION

electroCore

Neuronetics

An Exciting, Fast-Growing Market

Bioelectronic Medicine:
Major Market Segments, 2017



$ Billions
14
12
10
8
6
4
2
0
13
4.6
2
0.7
Cardiac Rhythm Management
Electrophysiology
Spinal Cord Stimulation
Deep Brain Stimulation



U.S. Growth in Complex Cardiac Ablation Procedures, 2017-22
13.5%
Global Market Size, 2017:
$20 BILLION
Global Growth in EP Devices, 2016-24:
10.4%

Sources: 2017 sales estimates from *Emerging Bioelectronic Medicine & Neurostimulation Technologies: Growing & Disrupting Medical Device Markets*, Health Research International, February 2018; EP device growth forecast from *Electrophysiology Market by Devices Analysis*, Market Research Engine, July 2017; cardiac ablations growth forecast from *Global Opportunities in Medical Devices & Diagnostics*, Health Research International, 2016.

Unique Collaboration with Mayo Clinic

- 10-year strategic agreement
  - Defines collaborative work plan
  - Spells out IP protection for both parties
- Develop advanced clinical features and applications
  - PURE EP™ System versions 2.0 & 3.0
- Explore new disease areas and applications, leading to:
  - Joint IP filings
  - Licensing opportunities
- Investment

Potential for Diagnosing and Curing Many Diseases

- NEUROLOGY
- AUTO-IMMUNE DISEASES
- DIABETES
- ARTHRITIS
- HYPER-TENSION
- PAIN MANAGEMENT
- CANCER

EP Sector M&A Activity

Company	Proof of Concept	Prototype	Clinical Data	CE Mark	FDA	Sales	Acquirer/ Investor	Valuation
BioSig Technologies	●	●	●		●			$94 million Feb 21, 2019
EPD Solutions Formed 2014	●	●	●	●		●	PHILIPS	$563 million June 2018
HeartWare	●	●	●	●	●	●	Medtronic	$1.1 Billion June 2016
Hansen Medical	●	●	●	●	●	●	AURIS Surgical Robotics	$80 million April 2016
nContact Formed 2005	●	●	●	●			AtriCure	$149 million Oct 2015
CardioInsight Formed 2006	●	●	●	●	●	●	Medtronic	$272 million June 2015
Topera Medical Formed 2010	●	●	●	●	●		Abbott	$350 million Dec 2014
Endosense SA Formed 2003	●	●	●	●		●	St. Jude Medical	$331 million Aug 2013
Bard EP Division of CR Bard	●	●	●	●	●	●	Boston Scientific	$275 million Nov 2013
Rhythmia Medical Formed 2004	●	●	●				Boston Scientific	$410 million Oct 2012

Robust IP Strategy, Supported by Experts

STG
Sherpa Technology Group

Sterne Kessler
STERNE KESSLER GOLDSTEIN & FOX

intel

IBM

BCG
The Boston Consulting Group


BioSig
technologies

iam 1000

iam PRESENTS IP Hall of Fame

BioSig Investment Highlights


BioSig
technologies

- First successful commercial use of PURE EP™ achieved
- FDA product clearance achieved; CE mark expected in 2019
- Listed on the Nasdaq Capital Market
- World-class management, board, advisors
- IP expertise from Sherpa Technology Group, Sterne Kessler
- 10-year strategic collaboration with Mayo Clinic
- Targeting $4.6B+ EP Market, growing at 10% p.a.
- Pioneering the new field of bioelectronic medicine

Contact Us


BioSig
technologies
PURE

Ken Londoner
Founder, Chairman & CEO
+1 (203) 644-5200
klondoner@biosigtech.com

Natasha Drapeau
Executive Vice President
+41 (0) 76 823 7527
ndrapeau@biosigtech.com

Appendix

Seasoned Management Team



Kenneth L. Londoner, MBA

Founder, Chairman, CEO, Director
Endicott Management Partners, LLC; J & W Seligman & Co.



Steve Chaussy, CPA

CFO
Liberski Inc; Anna & Co; Penske Automotive; Ford Hogg and Cobbe



Tiffini Wittwer

FDA and Regulatory Advisor
Trice Medical; Embrella Cardiovascular/Edwards Lifesciences; Cardica



John Kowalski

VP, Sales
Biosense Webster (Johnson & Johnson)



Natasha Drapeau

Executive Vice President
Institute of Directors, UK; Augeous Consulting, Switzerland; IG Group Plc, UK



Lora Mikolaitis

VP, Administration
Miko Consulting Group, Inc.



Amy Scott, MHA, RN

VP, Strategic Partnerships
Biosense Webster (Johnson & Johnson)



Barry Keenan, PH.D, MBA, PMP

VP, Engineering
Medtronic; Nexeon MedSystems; Alfred Mann Institute for Biomedical Engineering; Alfred Mann Foundation for Scientific Research

J. & W. Seligman & Co. | PENSKE | Edwards | Trice Medical | Cardica | IG | Biosense Webster a Johnson & Johnson company

World-Class Board of Directors

	Kenneth L. Londoner, MBA	J. & W. Seligman & Co. · BioSig technologies
	Roy T. Tanaka	Biosense Webster · Volcano Precision Guided Therapy · Vytronus
	Seth H. Z. Fischer	Johnson & Johnson · Vivus
	Patrick J. Gallagher, MBA, CFA	Cingulate Therapeutics · Athenex Pharma Solutions
	Jeffrey F. O'Donnell, Sr.	Trice Medical · embrella cardiovascular · Boston Scientific
	Andrew Filler, JD	STG Sherpa Technology Group · nanosys
	David Weild IV, MBA	Nasdaq · Prudential
	Donald E. Foley, MBA	Wilmington Trust · AXA Equitable · M&T Bank